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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to
Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 27, 2001

UNITEDHEALTH GROUP INCORPORATED
(Exact name of registrant as specified in its charter)

Minnesota	0-10864	41-1321939
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
UnitedHealth Group Center, 9900 Bren Road East, Minneapolis, Minnesota	55343
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code: (952) 936-1300
N/A
(Former name or former address, if changed since last report.)

Item 9. Regulation FD Disclosure

    On Thursday, March 1, 2001, Robert J. Sheehy, Chief Executive Officer of UnitedHealth Group Incorporated's (the "Company") UnitedHealthcare subsidiary will be presenting on behalf of the Company at the Lehman Brothers Conference from 9:30 a.m. to 9:55 a.m. Eastern time. Mr. Sheehy's presentation will include a discussion of the Company's business activities, financial results and prospects.

    Those interested in accessing Mr. Sheehy's presentation may do so via conference call at (800) 553-3587. A replay will be available for twenty-four hours after the presentation at (800) 625-5288 using identification code 945665.

    Statements that the Company may issue, including those in the presentation referenced above, which are not strictly historical are "forward-looking" statements under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks, which may cause actual results and corporate developments to differ materially from expectations, and include, without limitation, the effects of state and federal regulations, the effects of acquisitions and divestitures, and other risks described from time to time in each of UnitedHealth Group's SEC reports including quarterly reports on Form 10-Q, annual reports on Form 10-K, and reports on Form 8-K.

2

Signatures

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 27, 2001

UNITEDHEALTH GROUP INCORPORATED
By:	/s/ DAVID J. LUBBEN David J. Lubben General Counsel & Secretary

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  Item 9. Regulation FD Disclosure
Signatures